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                                                                  EXHIBIT 23.4


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Sonicblue Incorporated on Form S-4 of our report dated May 19, 2000, appearing in the Annual Report on Form 10-K/A of Sensory Science Corporation for the year ended March 31, 2000 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ DELOITTE & TOUCHE LLP
Phoenix, Arizona

May 9, 2001